                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

As you know, in the first half of the year the Fund's investment strategy changed from a focus on gold to a more diversified focus on hard assets, including natural resources and real estate equities. This helped protect the Fund from the poor performance of precious metals in the second half of the year. Gold bullion and gold shares declined 13% and 22%, respectively, in the second half as measured by the Bloomberg Gold Spot Index and the Philadelphia Gold & Silver Index (XAU). As reported to you at midyear, the Fund had declined 0.3% through June 30, and for the full year, the Fund fell 1.7%*. The long-term performance of the Fund is more favorable as shown in the chart on page 3.

REVIEW OF HARD ASSET MARKETS
Although the year began with the expectation that hard assets would outperform financial assets in 1997, based on forecasts of healthy global economic growth and strong demand for commodities, events in Asia intervened. What started as a small crisis among the Southeast Asian countries spread throughout Asia as the year progressed, engulfing South Korea and Japan and causing a global equity sell-off. The Fund, despite minimal exposure to Asian equities, was hurt by the crisis' dampening effect on Asia's economic growth and, hence, its demand for hard assets, particularly in the fourth quarter.

Asia is extremely important to the investment outlook of hard assets. The region accounts for some 50% of the world's growth since 1990, and 50% of the growth in demand for many primary commodities.+ Thus, changes in Asia's growth rate have a major impact on commodity prices and the demand for natural resources. This was clearly demonstrated in the fourth quarter when commodity indices fell more than 13% and shares of natural resource companies declined more than 15%.++

In the U.S., events in Asia caused the inflation-to-deflation economic debate to shift dramatically over the course of the year. In March, concerns over an over-heating economy and the potential for rising inflation prompted the Federal Reserve to increase short-term interest rates by 0.25% (from 5.25% to 5.50%). However, these fears were unfounded and, by the spring, the economy appeared to have moved into a new era, one characterized by steady economic growth and benign inflation. In the final quarter, however, deflation became the hot topic as Asia's crisis unfolded and caused concern over shrinking Asian demand and global overcapacity.

FUND REVIEW
The shifting economic picture was critical to the performance of hard asset securities and commodities in 1997, particularly in the second half. While strong economic growth fueled the outperformance of natural resource companies in the third quarter, the more interest-rate-sensitive real estate sector led in the fourth quarter as Asia's plight dampened economic growth expectations and caused interest rates to fall. Reflecting this shift, your Fund's allocation to real estate shares was increased from 16% of assets at June 30 to 34% of assets by year end; at the same time, the Fund's cash position was reduced from 21% to 8%.

The Fund's leading performers in 1997 included equity holdings in oil service and drilling companies, real estate companies, and selected energy exploration and production companies. Oil service and drilling was the best performing industry in the alternative investment universe. Positive fundamentals drove performance as continued strong demand for rigs and other equipment, combined with limited supply, resulted in higher equipment-leasing prices. This demand/ supply imbalance resulted in strong earnings and cash flow growth for the group; the Fund's holdings in BJ Services and Gulf Island Fabrication performed particularly well. Real estate holdings in the U.S. and Canada also helped the Fund; holdings were concentrated in full-service hotels, such as Patriot American Hospitality, and in the office and industrial sectors. Positive fundamentals, which provided catalysts for earnings and cash flow growth, helped these groups outperform the broader real estate indices.

In the second half, the Fund's gold position was maintained at approximately
5% -- in hindsight, a very prudent decision given that gold and gold-mining shares suffered their worst performance in decades. Our rationale to limit our gold exposure was supported by high real interest rates, continued confidence in central bank policies, the strengthening U.S. dollar, and the trend toward continuing central bank sales of gold. In the past, all of these factors have worked against gold and this past year was no exception. Gold prices fell to $289.05 an ounce by year end, down 21% from the previous year.

THE OUTLOOK
The long-term outlook for hard assets remains very favorable. In the near term, Asia's crisis, while it has caused concern over demand, is providing good value in many markets. Markets have already begun to price in the expected slowdown in global growth, predicted to decline from approximately 4% to 2.5% in 1998. Further out, we see the possibility of renewed vigor in worldwide growth and increased demand for hard assets, particularly as Asian countries solve their serious economic and structural problems.

In the short term, we have positioned the Fund's portfolio to take advantage of lower interest rates, which should persist through the first quarter of 1998. We anticipate weaker oil prices, given rising supply and reduced demand based on increased OPEC production, lower demand from Asia, and the probability of a warm winter. The bulk of this decline has already been priced into oil equities and we anticipate that energy equities will rebound in the spring.

Real estate remains our second largest investment, and we believe that this sector, with its positive fundamentals, will outperform financial assets in the year ahead. Our projections suggest that funds from operations will rise nearly 15% in 1998, almost double that of the broad equity market. We see good value currently in other hard asset sectors, including forest products and paper, as well as mining and metals, but catalysts are necessary for this value to be recognized. Thus, we have started to re-enter the natural resource markets with caution and are hopeful that value will be recognized later this year. Our allocation to gold remains low, but we do see the potential for gold to enjoy a reasonable second half.

At year end, the Fund had 91.2% equity exposure, 0.8% commodity exposure and 8% in cash. The Fund's geographic allocations continue to favor North America, but we also see opportunities in Western Europe, which is benefiting from the steady march toward European Monetary Union and its positive impact on economies.

We would like to thank you for your investment in the Worldwide Hard Assets Fund and look forward to helping you meet your investment objectives in the future.

[PHOTO]                     [PHOTO]                     [PHOTO]

/s/ JOHN C. VAN ECK         /s/ DEREK S. VAN ECK        /s/ KEVIN L. REID

John C. van Eck             Derek S. van Eck            Kevin L. Reid
Chairman                    Co-Portfolio                Co-Portfolio
                            Manager                     Manager

January 30, 1998

 +Source: Everen Securities, David Hale; BP Statistical Review, Department of
  Energy, WBMS, INSG, ILZG, IWCC.
++Commodities measured by the Goldman Sachs Commodity Index; natural resources measured by the Morgan Stanley Commodity-Related Equity Index.

                       VAN ECK WORLDWIDE HARD ASSETS FUND
                       vs. Ibbotson Hard Assets Index(2)
                               and S&P 500 Index



  VAN ECK WORLDWIDE              IBBOTSON                     S&P 500
  HARD ASSETS FUND           HARD ASSETS INDEX(2)              INDEX
Sep 1, 89       10000               10000                      10000
Sep-89          10000               10172                       9959
Oct-89          10000                9967                       9728
Nov-89          10750               10363                       9927
Dec-89          10870               10796                      10165
Jan-90          11160               10641                       9482
Feb-90          10770               10336                       9605
Mar-90          10340               10132                       9859
Apr-90           9510                9669                       9613
May-90          10070               10113                      10550
Jun-90           9556               10009                      10479
Jul-90          10363               10720                      10446
Aug-90          10242               10822                       9502
Sep-90          10262               10593                       9039
Oct-90           8931               10024                       9001
Nov-90           8870                9889                       9582
Dec-90           9336               10098                       9849
Jan-91           8373                9911                      10278
Feb-91           9113               10429                      11013
Mar-91           9073               10425                      11280
Apr-91           8971               10523                      11307
May-91           9134               10710                      11795
Jun-91           9503               10638                      11254
Jul-91           9637               10862                      11779
Aug-91           8980               10557                      12058
Sep-91           9031               10616                      11856
Oct-91           9391               10855                      12015
Nov-91           9226               10499                      11531
Dec-91           9062               10546                      12850
Jan-92           9216               10728                      12611
Feb-92           9185               10597                      12774
Mar-92           8641               10365                      12525
Apr-92           8467               10526                      12893
May-92           8970               10890                      12956
Jun-92           9330               10750                      12764
Jul-92           9733               10800                      13285
Aug-92           9423               10556                      13013
Sep-92           9372               10442                      13166
Oct-92           8990               10000                      13211
Nov-92           8341                9852                      13661
Dec-92           8691               10016                      13829
Jan-93           8588               10146                      13944
Feb-93           9176               10577                      14135
Mar-93          10186               11147                      14433
Apr-93          10939               11611                      14084
May-93          12331               11980                      14461
Jun-93          12568               11976                      14503
Jul-93          13796               12331                      14445
Aug-93          13012               12262                      14993
Sep-93          11598               11772                      14878
Oct-93          12785               12197                      15186
Nov-93          12619               11815                      15041
Dec-93          14325               12369                      15223
Jan-94          15080               13108                      15740
Feb-94          14243               12950                      15313
Mar-94          14305               12614                      14645
Apr-94          13560               12728                      14833
May-94          14181               13065                      15077
Jun-94          13548               13062                      14707
Jul-94          13693               13370                      15190
Aug-94          14316               13655                      15813
Sep-94          15146               13828                      15426
Oct-94          14544               13841                      15773
Nov-94          13287               13140                      15198
Dec-94          13640               13454                      15424
Jan-95          12403               12851                      15824
Feb-95          12788               13011                      16440
Mar-95          13806               13675                      16926
Apr-95          14025               13926                      17424
May-95          13942               14007                      18120
Jun-95          14109               14008                      18541
Jul-95          14735               14516                      19156
Aug-95          14892               14364                      19204
Sep-95          15237               14459                      20015
Oct-95          13691               13930                      19943
Nov-95          14867               14449                      20819
Dec-95          15140               14796                      21220
Jan-96          16935               15299                      21942
Feb-96          17282               15444                      22145
Mar-96          17408               15858                      22359
Apr-96          17765               16251                      22688
May-96          18171               16192                      23273
Jun-96          16728               15624                      23362
Jul-96          16076               15375                      22330
Aug-96          17017               15748                      22801
Sep-96          16664               15661                      24084
Oct-96          17316               15908                      24748
Nov-96          17701               16592                      26619
Dec-96          17872               16602                      26092
Jan-97          17797               16396                      27722
Feb-97          17808               16651                      27939
Mar-97          17160               16236                      26791
Apr-97          16556               15987                      28391
May-97          17897               16840                      30119
Jun-97          17819               16757                      31469
Jul-97          18512               17220                      33973
Aug-97          19026               16838                      32069
Sep-97          20424               17737                      33826
Oct-97          19261               16114                      32696
Nov-97          17640               15049                      34210
Dec-97          17573               14858                      34797

----------------------------------------------------------------
*AVERAGE ANNUAL
 TOTAL RETURN 12/31/97          1 YEAR    5 YEARS   INCEPTION(1)
----------------------------------------------------------------
 Van Eck Worldwide Hard
  Assets Fund                    -1.7%      15.1%          7.0%
----------------------------------------------------------------
 Ibbotson Hard Assets Index      10.5%       8.2%          4.9%
----------------------------------------------------------------
 S&P 500 Index                   33.4%      20.3%         16.1%
----------------------------------------------------------------

Past performance is not indicative of future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.
The graph shows month-end net asset values; however, the net asset value fluctuates daily.
1. Inception date for the Van Eck Worldwide Hard Assets Fund is 9/1/89.
2. The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trust Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.
This graph compares an initial $10,000 investment in the Van Eck Worldwide Hard Assets Fund made at its inception with a similar investment in the Ibbotson Hard Assets Index and the S&P 500 Index.
THE IBBOTSON HARD ASSETS INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                              SECTOR WEIGHTINGS**
                ------------------------------------------------
                            AS OF DECEMBER 31, 1997



Energy                  35.9%
Real Estate             33.6%
Cash/Other               9.6%
Precious Metals          8.3%
Industrial Metals        8.0%
Forest Products &
  Paper                  4.6%

** Sector weightings are shown as percentage of total net assets.

 NOTE:

 At a Special Meeting of Shareholders of the Fund (then called Gold and Natural Resources Fund) held on April 9, 1997, shareholders voted to approve (1) a change in the Fund's investment objective and concentration policy, (2) a change in the Fund's investment restrictions to permit the Fund to invest in indexed notes and swaps and (3) a change in the Fund's investment restriction regarding illiquid securities. The votes cast for, against and abstaining from these proposals are as follows:

       PROPOSAL        VOTED FOR    VOTED AGAINST    ABSTAINED
  ------------------------------------------------------------
  Change in
    investment
    objective and
    concentration
    policy..........   9,115,825       531,169        447,380
  Change in
    investment
    restriction to
    permit
    investment in
    indexed notes
    and swaps.......   8,623,381       828,359        542,633
  Change in
    investment
    restriction
    regarding
    illiquid
    securities......   8,706,776       873,862        513,735

                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
             REPRESENTATIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1997

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S., 2.5%)

Patriot American Hospitality, Inc. is based in Dallas, Texas, and is the nation's second-largest hotel REIT. Its portfolio is comprised of 197 owned, managed, leased or franchised upscale hotels and resorts with more than 48,000 rooms. Its properties include Wyndham Hotels, Carefree Resorts, Grand Bay Hotels, Registry Resorts and ClubHouse Inns, among others. Patriot also provides management services for third-party owned hotels and resorts. (At the time of this writing, Patriot's acquisition of Interstate Hotels was pending.)

MACK-CALI REALTY CORPORATION
(U.S., 2.4%)

Mack-Cali Realty Corporation (formerly Cali Realty Corporation) provides leasing, management, acquisition, development, construction and tenant-related services for its 213 properties, which are primarily office and office/flex buildings, and total approximately 23.2 million square feet. These properties serve more than 2,300 tenants and are located in 10 states, primarily in the Northeast and Southwest.

ALUMINUM COMPANY OF AMERICA
(U.S., 2.0%)

Alcoa is the largest aluminum producer in the world, with over 170 operating locations in 28 countries. Alcoa is one of the lowest-cost producers of aluminum in the world. Alcoa plans to grow through acquisition while retaining its low-cost advantages.

BRITISH PETROLEUM COMPANY PLC
(U.K., 1.8%)

British Petroleum produces, refines and retails oil products and manufactures chemicals. The company produces and retails petroleum products throughout the world and owns and operates approximately 18,000 gasoline stations. Its key chemical products are acetic acid, acrylonitrile and polyethylene.

BUCKEYE TECHNOLOGIES INC.
(U.S., 1.8%)

Buckeye Technologies manufactures and markets specialty cellulose pulps worldwide, including both wood-based and cotton-based specialty cellulose products. End-use markets for Buckeye's products include food casings, high performance auto filters, automobile tires, diapers and other consumer products.

CAPSTAR HOTEL COMPANY
(U.S., 1.8%)

Washington, D.C.-based CapStar Hotel Company owns and manages upscale, full-service hotels throughout the U.S. and Canada under such internationally known names as Hilton, Sheraton, Marriott, Embassy Suites, Westin and Doubletree. CapStar's hotel portfolio includes 121 properties, containing 24,821 rooms. CapStar continues to actively seek acquisitions and management contracts in major markets and resort destinations throughout North America.

TUBOS DE ACERO DE MEXICO S.A.
(MEXICO, 1.7%)

TAMSA is one of the largest producers of OFTG (Oil Field Tubular Goods) products in Latin America. Products include seamless drill pipe, casing, tubing and steel ingots/bars. Its main operations are located in Veracruz, Mexico.

PACALTA RESOURCES LTD.
(CANADA, 1.7%)

Pacalta is a mid-sized Canadian oil exploration and production company. Its primary production properties are in Ecuador, Canada and Latin America. Pacalta's success exemplifies the opportunities available as countries around the world allow increased activity by foreign oil companies.

ROYAL DUTCH PETROLEUM COMPANY
(NETHERLANDS, 1.4%)

Royal Dutch Petroleum owns 60% of the Royal Dutch/Shell Group of companies, which are involved in all phases of the petroleum industry, from exploration to final processing and delivery. Royal Dutch Petroleum has no operations of its own, and virtually the whole of its income is derived from its 60% interest.

PRENTISS PROPERTIES TRUST
(U.S., 1.3%)

Prentiss Properties Trust is headquartered in Dallas, Texas, and acquires, owns, manages, leases, develops and builds office and industrial properties throughout the U.S. Prentiss' diversified portfolio includes 82 office buildings containing
8.7 million square feet, and 76 industrial buildings containing 7.3 million square feet, located in 18 major markets. With offices in Los Angeles, Dallas, Chicago, Washington, D.C., Atlanta and Philadelphia, Prentiss has approximately 750 employees and benefits from its in-house expertise in acquisitions, development, facilities management, property management and leasing.

                           WORLDWIDE HARD ASSETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

NO. OF SHARES
OR PRINCIPAL                                           VALUE
AMOUNT                   SECURITIES (a)               (NOTE 1)
-----------------------------------------------------------------
AUSTRALIA: 2.1%
ENERGY: 1.1%
     1,193,000   Portman Mining Ltd.                 $  1,708,615
                                                     ------------
INDUSTRIAL METALS: 0.1%
       250,800   Western Metals Ltd.                      138,780
                                                     ------------
PRECIOUS METALS: 0.9%
       840,000   Acacia Resources Ltd.+                   765,576
       380,000   Delta Gold NL                            399,766
     1,700,000   Gullewa Gold NL+                          14,387
       130,000   Ranger Minerals NL+                      279,279
                                                     ------------
                                                        1,459,008
                                                     ------------
                                                        3,306,403
                                                     ------------
CANADA: 31.5%
ENERGY: 18.8%
        75,000   Baytex Energy Ltd. - Class A+            786,961
       647,000   Black Sea Energy Ltd.+                   855,395
       240,000   Bonus Resource Services Corp.+           990,251
       800,000   Bromley-Marr Ecos, Inc.+                 867,406
       250,600   Canadian Fracmaster Ltd.+              2,103,599
        58,200   Canadian Natural Resources Ltd.+       1,245,791
        97,100   CE Franklin Ltd.+                        939,042
        90,000   Chieftain International Inc.+          1,912,500
       425,000   Cypress Energy Inc. (Special
                  Warrants expiring 10/15/98)+(b)*      1,099,194
       199,500   Hurricane Hydrocarbons Ltd.+
                  Class A                               1,549,054
       170,000   Interoil Corp.+                        1,445,000
       550,000   Kappa Energy Company, Inc.+            1,115,736
       275,000   Kappa Energy Company, Inc.
                  (Warrants expiring 1/07/98)+*            96,184
       162,100   NQL Drilling Tools Inc.+               1,389,056
     1,000,000   Oxbow Exploration Inc. (Special
                  Warrants expiring 10/21/98)+(b)*        752,125
       222,500   Pacalta Resources Ltd.+                2,607,027
       375,000   Pacalta Resources Ltd. Sr. Notes
                  Series B 10.75% 6/15/04                 365,625
       120,000   Plains Energy Inc. (Special
                  Warrants expiring 10/08/98)+(b)*        832,491
       252,000   Prudential Steel Ltd.                  2,467,909
       175,000   Startech Energy Inc.+                  1,420,027
       205,000   Ulster Petroleums Ltd.+                1,978,944
       600,000   Windsor Energy Corp.+                  2,497,289
                                                     ------------
                                                       29,316,606
                                                     ------------
FOREST PRODUCTS: 1.9%
       100,000   Abitibi-Price Inc.                     1,395,544
       123,500   St. Laurent Paperboard, Inc.+          1,589,591
                                                     ------------
                                                        2,985,135
                                                     ------------
NO. OF SHARES
OR PRINCIPAL                                           VALUE
AMOUNT                  SECURITIES (a)               (NOTE 1)
-----------------------------------------------------------------
INDUSTRIAL METALS: 2.1%
     1,126,000   Auspex Minerals Ltd. (Special
                  Warrants expiring 9/08/98)+(b)*    $    436,758
        51,000   Cameco Corp.                           1,655,346
     1,467,600   International Uranium Corp.+           1,026,617
       110,000   Miramar Mining Corp.+                    219,300
                                                     ------------
                                                        3,338,021
                                                     ------------
PRECIOUS METALS: 4.3%
       130,000   Antares Mining & Exploration
                  Corp.+                                   41,377
       115,000   Barrick Gold Corp.                     2,141,875
     1,613,800   Brazilian Resources Inc. (Special
                  Warrant expiring 9/11/98)+(b)*          149,916
         1,000   Brazilian Resources Inc.+                     91
        62,500   Canarc Resources Corp.+                   32,790
        23,600   Euro-Nevada Mining Corp.+                319,443
        50,000   Meridian Gold Inc.+                      139,904
        80,000   Minefinders Corp.                        118,079
       400,000   Namibian Minerals Corp.+               1,189,185
        27,500   Pacific Rim Mining Corp.+                 32,895
       180,000   Placer Dome Inc.                       2,283,750
        16,500   Queenstake Resources Ltd.+                10,157
        43,500   Rio Narcea Gold Mines Ltd.+              129,324
       300,000   Vista Gold Corp.+                         69,253
                                                     ------------
                                                        6,658,039
                                                     ------------
REAL ESTATE: 4.4%
        35,000   Brookfield Properties Corp.              583,925
        50,000   Cadillac Fairview Corp.+               1,175,000
        40,000   Cambridge Shopping Centres, Ltd.         401,525
        35,000   Four Seasons Hotels, Inc.              1,106,875
       175,000   Legacy Hotels REIT                     1,187,437
        75,000   TrizecHahn Corp.                       1,739,063
       100,000   UniHost Corp.+                           689,028
                                                     ------------
                                                        6,882,853
                                                     ------------
                                                       49,180,654
                                                     ------------
GHANA: 0.2%
PRECIOUS METALS: 0.2%
        50,000   Ashanti Goldfields Ltd. (GDR)            375,000
                                                     ------------
ITALY: 1.6%
ENERGY: 1.6%
        45,000   Ente Nazionale Idrocaburi S.p.A.
                  (ADR)                                 2,567,813
                                                     ------------
MEXICO: 2.9%
ENERGY: 1.7%
       123,900   Tubos de Acero de Mexico S.A.+         2,679,338
                                                     ------------
INDUSTRIAL METALS: 1.2%
       587,350   Grupo Mexico S.A. Ser. L               1,856,629
                                                     ------------
                                                        4,535,967
                                                     ------------

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1997 (continued)
--------------------------------------------------------------------------------

NO. OF SHARES
OR PRINCIPAL                                           VALUE
AMOUNT                  SECURITIES (a)               (NOTE 1)
-----------------------------------------------------------------
NETHERLANDS: 1.4%
ENERGY: 1.4%
        40,000   Royal Dutch Petroleum Company
                  (NY Registry Shares)               $  2,167,500
                                                     ------------
RUSSIA: 1.0%
ENERGY: 1.0%
         4,230   Ural Petroleum Corp.*                  1,621,509
                                                     ------------
SOUTH AFRICA: 0.5%
PRECIOUS METALS: 0.5%
       135,000   Western Areas Gold Mining (ADR)+         706,725
                                                     ------------
UNITED KINGDOM: 2.6%
ENERGY: 1.8%
        36,000   British Petroleum Company plc
                  (ADR)                                 2,868,750
                                                     ------------
INDUSTRIAL METALS: 0.8%
       500,000   Billiton PLC+                          1,243,311
                                                     ------------
                                                        4,112,061
                                                     ------------
UNITED STATES: 47.6%
CHEMICALS: 1.7%
       100,500   General Chemical Group, Inc.           2,688,375
                                                     ------------
ENERGY: 8.5%
        30,000   BJ Services Co.+                       2,158,125
        83,600   Dailey Petroleum Services Corp.+         909,150
        58,000   Denali Inc.+                             768,500
       120,000   KCS Energy, Inc.                       2,490,000
        29,200   Key Energy Inc.+                         633,275
        82,000   Louis Dreyfus Natural Gas Corp.+       1,532,375
        24,500   Mobil Corp.                            1,768,594
        32,000   Pride International, Inc.+               808,000
        60,000   Snyder Oil Corp.                       1,095,000
        31,000   Stone Energy Corp.+                    1,038,500
                                                     ------------
                                                       13,201,519
                                                     ------------
FOREST PRODUCTS & PAPER: 2.7%
        59,700   Buckeye Technologies Inc.+             2,761,125
        34,600   Rayonier Inc.                          1,472,663
                                                     ------------
                                                        4,233,788
                                                     ------------
INDUSTRIAL METALS: 3.8%
        44,000   Aluminum Company of America            3,096,500
        28,200   Reynolds Metals Co.                    1,692,000
        69,300   Steel Dynamics, Inc.+                  1,108,800
                                                     ------------
                                                        5,897,300
                                                     ------------
INSURANCE: 0.1%
         3,000   Highlands Insurance Group+                85,125
                                                     ------------
NO. OF SHARES
OR PRINCIPAL                                           VALUE
AMOUNT                SECURITIES (a)                 (NOTE 1)
-----------------------------------------------------------------
PRECIOUS METALS: 1.6%
        11,600   Getchell Gold Corp.+                $    278,400
        50,250   Newmont Mining Corp.                   1,476,094
        42,000   Stillwater Mining Co.+                   703,500
                                                     ------------
                                                        2,457,994
                                                     ------------
REAL ESTATE: 29.2%
        50,000   AMB Property Corp.                     1,256,250
        53,000   Arden Realty Group, Inc.               1,629,750
        25,000   Bedford Property Investors, Inc.         546,875
        43,500   Boston Properties, Inc.                1,438,219
        80,000   CapStar Hotel Company+                 2,745,000
        47,100   CarrAmerica Realty Corp.               1,492,481
        45,000   Colonial Properties Trust              1,355,625
        22,500   Cornerstone Properties, Inc.             431,719
        50,000   Entertainment Properties Trust           968,750
        20,000   Equity Office Properties Trust           631,250
        35,000   Equity Residential Properties Trust    1,769,688
        65,000   Excel Realty Trust Inc.                2,047,500
        22,500   Felcor Suite Hotels Inc.                 798,750
        20,000   Great Lakes REIT Inc.                    388,750
        60,000   Highwoods Properties, Inc.             2,231,250
        32,300   Interstate Hotels Co.+                 1,132,519
        15,000   ITT Corp.+                             1,243,125
        54,900   Kilroy Realty Corp.                    1,578,375
        25,000   Macerich Co. (The)                       712,500
        90,000   Mack-Cali Realty Corporation           3,690,000
        31,000   Pan Pacific Retail Properties Inc.       662,625
        60,000   Parkway Properties, Inc.               2,058,750
       137,801   Patriot American Hospitality, Inc.     3,970,656
        75,000   Prentiss Properties Trust              2,095,313
        42,000   Public Storage Inc.                    1,233,750
        32,727   Security Capital Industrial Trust        814,084
         1,523   Security Capital Industrial Trust
                  (Special Warrants expiring
                  9/18/98)+                                 7,425
        90,000   Servico, Inc.+                         1,518,750
        17,500   S.L. Green Realty Corp.                  453,906
        40,000   Starwood Lodging                       2,315,000
        20,000   Storage Trust Realty                     526,250
        35,000   Tower Realty Trust, Inc.                 861,875
        11,000   Trammell Crow Co.+                       283,250
        35,000   Westfield America Inc.                   595,000
                                                     ------------
                                                       45,485,010
                                                     ------------
                                                       74,049,111
                                                     ------------

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1997 (continued)
--------------------------------------------------------------------------------

NO. OF SHARES
OR PRINCIPAL                                           VALUE
AMOUNT                SECURITIES (a)                  (NOTE 1)
-----------------------------------------------------------------
OPTION PURCHASED: 0.0%
        21,500   Philadelphia Stock Exchange Gold
                  and Silver Index (strike @
                  $70.00 expiring 1/17/98)
                  (Cost: $105,458)+                  $     24,188
                                                     ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 91.4%
(Cost: $131,243,444)                                  142,646,931
                                                     ------------
PRINCIPAL
AMOUNT           SHORT-TERM OBLIGATIONS: 11.3%
-----------------------------------------------------------------
   $ 3,685,000   General Electric Capital Corp.
                  1/02/98 5.65%                         3,684,422
    14,000,000   U.S. Treasury Bill Due 2/26/98
                  5.18%                                13,887,191
                                                     ------------
TOTAL SHORT-TERM OBLIGATIONS: 11.3%
(Amortized Cost: $17,571,613)                          17,571,613
                                                     ------------
TOTAL INVESTMENTS: 102.7% (Cost: $148,815,057)        160,218,544
OTHER ASSETS LESS LIABILITIES: (2.7%)                  (4,285,858)
                                                     ------------
NET ASSETS: 100%                                     $155,932,686
                                                     ============

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
 *  Fair value as determined by the Board of Trustees.
 +  Non-income producing.

Glossary:

 ADR--American Depositary Receipt
 GDR--Global Depositary Receipt

SUMMARY OF             % OF      SUMMARY OF              % OF
NET ASSETS             NET       NET ASSETS              NET
BY INDUSTRY           ASSETS     BY INDUSTRY            ASSETS
--------------------------------------------------------------
Energy                 35.9%     Chemicals                1.7%
Real Estate            33.6%     Insurance                0.1%
Forest Products &
 Paper                  4.6%     U.S. Treasury Bill       8.9%
Industrial Metals       8.0%     Commercial Paper         2.4%
Precious Metals         8.3%     Other assets less
                                 liabilities             (3.5%)
                                                        -----
                                                        100.0%
                                                        =====

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments at value (identified cost, $148,815,057) (Note 1).................................................  $160,218,544
Cash..........................................................................................................     2,074,525
Cash-initial margins for futures (Note 5).....................................................................        56,700
Receivables:
  Securities sold.............................................................................................     1,887,818
  Dividends and interest......................................................................................       327,879
  Capital shares sold.........................................................................................        84,907
Other assets..................................................................................................        64,073
                                                                                                                ------------
Total assets..................................................................................................   164,714,446
                                                                                                                ------------
LIABILITIES:
Payables:
  Securities purchased........................................................................................     7,794,469
  Capital shares repurchased..................................................................................       915,647
  Due to broker-variation margin (Note 5).....................................................................        11,250
Accounts payable..............................................................................................        60,394
                                                                                                                ------------
      Total liabilities.......................................................................................     8,781,760
                                                                                                                ------------
Net assets....................................................................................................  $155,932,686
                                                                                                                ============
Shares outstanding............................................................................................     9,917,008
                                                                                                                ============
Net asset value, redemption and offering price per share ($155,932,686 / 9,917,008)...........................        $15.72
                                                                                                                ============
Net assets consist of:
  Aggregate paid in capital...................................................................................  $125,033,926
  Unrealized appreciation of investments, futures, forward currency contracts and foreign currency............    11,364,421
  Undistributed net investment income.........................................................................       853,417
  Undistributed realized gain.................................................................................    18,680,922
                                                                                                                ------------
                                                                                                                $155,932,686
                                                                                                                ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                                         YEAR ENDED
                                                                                                     DECEMBER 31, 1997
                                                                                               ------------------------------
INCOME:
Dividends (less foreign taxes withheld of $92,030).........................................                       $ 2,332,940
Interest...................................................................................                           810,680
                                                                                                                  -----------
      Total income.........................................................................                         3,143,620
EXPENSES:
Management (Note 2)........................................................................    $1,736,208
Reports to shareholders....................................................................        70,612
Professional...............................................................................        62,125
Custody....................................................................................        51,203
Trustees fees and expenses.................................................................        31,566
Registration...............................................................................           752
Miscellaneous..............................................................................       101,624
                                                                                               ----------
      Total expenses.......................................................................     2,054,090
Expenses reduced by a directed brokerage arrangement (Note 2)..............................       (16,150)
                                                                                               ----------
      Net expenses.........................................................................                         2,037,940
                                                                                                                  -----------
      Net investment income................................................................                         1,105,680
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 3):
Realized gain from security transactions...................................................                        19,469,353
Realized loss from foreign currency transactions...........................................                          (156,861)
Realized gain from options.................................................................                           405,632
Change in unrealized appreciation of foreign currency receivables, payables and forward
  currency contracts.......................................................................                           (31,422)
Change in unrealized appreciation of investments and futures...............................                       (22,921,982)
                                                                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                       $(2,129,600)
                                                                                                                  ===========

                       See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE
                                                                                               EIGHT MONTHS
                                                                                                   ENDED
                                                                          YEAR ENDED           DECEMBER 31,          YEAR ENDED
                                                                       DECEMBER 31, 1997           1996            APRIL 30, 1996
                                                                       -----------------       -------------       --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income..............................................    $   1,105,680         $    112,021        $   1,122,903
  Realized gain from security transactions...........................       19,469,353            7,578,337            3,080,740
  Realized loss from foreign currency transactions...................         (156,861)                (301)              (4,602)
  Realized gain from options.........................................          405,632                   --                   --
  Change in unrealized appreciation (depreciation) of foreign
    currency receivables, payables, and forward currency contracts...          (31,422)              (8,184)                 899
  Change in unrealized appreciation (depreciation) of investments and
    futures..........................................................      (22,921,982)          (7,051,157)          28,055,575
                                                                         -------------         ------------        -------------
  Increase (Decrease) in net assets resulting from operations........       (2,129,600)             630,716           32,255,515
                                                                         -------------         ------------        -------------
Dividends to shareholders from:
  Net investment income..............................................       (3,252,318)          (1,668,458)          (1,119,954)
  Net realized gain..................................................       (4,406,366)          (1,636,166)                  --
                                                                         -------------         ------------        -------------
                                                                            (7,658,684)          (3,304,624)          (1,119,954)
                                                                         -------------         ------------        -------------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares..................................      217,010,487          168,572,106          248,311,248
  Reinvestment of dividends..........................................        7,658,684            3,304,624            1,119,954
                                                                         -------------         ------------        -------------
                                                                           224,669,171          171,876,730          249,431,202
  Cost of shares reacquired..........................................     (226,365,559)        (188,155,190)        (221,516,726)
                                                                         -------------         ------------        -------------
Increase (decrease) in net assets resulting from capital share
  transactions.......................................................       (1,696,388)         (16,278,460)          27,914,476
                                                                         -------------         ------------        -------------
      Total increase (decrease) in net assets........................      (11,484,672)         (18,952,368)          59,050,037
NET ASSETS:
Beginning of period..................................................      167,417,358          186,369,726          127,319,689
                                                                         -------------         ------------        -------------
End of period (including undistributed net investment income of
  $853,417, $34,126 and $1,632,405, respectively)....................    $ 155,932,686         $167,417,358        $ 186,369,726
                                                                         =============         ============        =============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (WITH AN UNLIMITED
  NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):
  Shares sold........................................................       13,234,532           10,473,085           16,491,600
  Reinvestment of dividends..........................................          481,073              194,390               84,822
                                                                         -------------         ------------        -------------
                                                                            13,715,605           10,667,475           16,576,422
  Shares reacquired..................................................      (13,811,497)         (11,667,614)         (15,001,769)
                                                                         -------------         ------------        -------------
  Net increase (decrease)............................................          (95,892)          (1,000,139)           1,574,653
                                                                         =============         ============        =============

                       See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                        FOR THE
                                                                     EIGHT MONTHS
                                                     FOR THE             ENDED                   YEAR ENDED APRIL 30,
                                                    YEAR ENDED       DECEMBER 31,    --------------------------------------------
                                                DECEMBER 31, 1997        1996          1996        1995        1994        1993
                                                ------------------   -------------   --------    --------    --------    --------
Net Asset Value, Beginning of Period..........              $16.72        $16.92       $13.49      $13.11      $10.61       $8.25
                                                          --------      --------     --------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income.......................                0.09          0.02         0.12        0.08        0.07        0.01
  Net Gains (Loss) on Securities (both
    realized and unrealized)..................              (0.36)          0.09         3.44        0.37        2.47        2.39
                                                          --------      --------     --------    --------    --------    --------
Total from Investment Operations..............              (0.27)          0.11         3.56        0.45        2.54        2.40
                                                          --------      --------     --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income........              (0.31)         (0.16)       (0.13)      (0.07)      (0.04)      (0.04)
  Dividends from net realized gain............              (0.42)         (0.15)          --          --          --          --
                                                          --------      --------     --------    --------    --------    --------
Total Distributions...........................              (0.73)         (0.31)       (0.13)      (0.07)      (0.04)      (0.04)
                                                          --------      --------     --------    --------    --------    --------
Net Asset Value, End of Period................              $15.72        $16.72       $16.92      $13.49      $13.11      $10.61
                                                          ========      ========     ========    ========    ========    ========
Total Return (a)..............................             (1.67%)         0.60%       26.66%       3.43%      23.96%      29.19%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)...............            $155,933      $167,417     $186,370    $127,320     $81,248     $30,896
Ratio of Gross Expenses to Average Net
  Assets......................................               1.18%         1.24%*       1.08%          --          --          --
Ratio of Net Expenses to Average Net Assets...               1.17%         1.23%*       1.08%(b)    0.96%       0.96%       1.61%
Ratio of Net Income to Average Net Assets.....               0.64%         0.10%*       0.81%       0.71%       0.64%       0.25%
Portfolio Turnover Rate.......................             102.82%        46.14%       26.37%      23.30%      15.84%      14.61%
Average Commission Rate Paid (c)..............             $0.0594       $0.0305      $0.0310

---------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total return for the period less than one year was not annualized.
(b)  The ratio was not impacted by the directed brokerage arrangement.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *   Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund, (the "Fund") of the Trust in the preparation of its financial statements. The Fund's name changed from the Gold and Natural Resources Fund on May 1, 1997. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short term capital gains. The effect of these differences for the year ended December 31, 1997 increased undistributed net investment income and decreased undistributed realized gain by $2,965,929.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--Van Eck Associates Corporation (the "Adviser") earned fees of $1,736,208 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $16,150 under this arrangement. The Fund could have invested the assets used in connection with the directed brokerage arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $163,234,298 and $176,575,280, respectively, for the year ended December 31, 1997. For federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $150,112,065. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $10,106,479, of which $24,249,877, related to appreciated securities and $14,143,398 related to depreciated securities.

NOTE 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments.

NOTE 5--FUTURES CONTRACTS:

As of December 31, 1997, the Fund was long futures contracts. The long gold contracts were acquired in lieu of a direct acquisition of the commodity. The Adviser believes these synthetic positions are a duplication of the purchases of the commodities and believes the futures contracts are more advantageous for operational and liquidity reasons than a direct acquisition of the commodi-